Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

Forward Financing LLC (the “Company”)

Guggenheim Securities, LLC (the “Structuring Agent”)

(together, the “Specified Parties”)

Re: FF VFN I LLC, Asset-Backed Notes, Series 2026-A – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “Forward Financing 2026-1 - Pool Selection & Concentration Limits (3.6 SENT KMPG).xlsm” provided by the Structuring Agent on March 6, 2026, on behalf of the Company, containing information on 3,488 revenue based financings and small business loans (the “Receivables”) as of February 6, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering of FF VFN I LLC, Asset-Backed Notes, Series 2026-A. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and dates were within list the thresholds, for example $1.00, 0.01%, and 0.1 years respectively.

•	The term “Cutoff Date” means February 6, 2026.

•	The term “Statement Information” means documents provided by the Company on March 10, 2026, detailing the Company’s merchant historical payment activity for the Selected Receivables (defined below).

•	The term “Risk Tier Conversion” means the Company’s risk grade score mapping for new or existing (renewal) merchants provided by the Company on October 24, 2025, attached as Exhibit B.

•

The term “System Screenshot” means the “Deal Summary” screenshots provided by the Company on March 10, 2026, containing information from the Company’s servicing system related to the Selected Receivables.

•	The term “Source Documents” means the Statement Information, Risk Tier Conversion, and System Screenshot.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology.

•	The term “Provided Information” means the Cutoff Date, Source Documents, and Instructions.

The procedures we were instructed by the Company to perform are as follows:

A.

We selected 100 largest Receivables by “Principal Outstanding, net of Syndication” field from the Data File and randomly selected another 100 Receivables from the Data File using a random sampling tool (together, the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to select from the Data File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Source Documents are listed in the order of priority.

Attribute	Source Documents / Instructions

Merchant Name	“Legal Name” field from the System Screenshot Variations due to truncation, punctuation, abbreviation, or capitalization are not to be considered exceptions.

Industry	“Industry” field from the System Screenshot

Origination Credit Score	“FICO information” section from the System Screenshot

Advance Date	“Funding Date” field from the System Screenshot

Years in Business (at origination)	The Company instructed us to recompute as the number of years between the Advance Date and “Business Start Date” fields from the System Screenshot, assuming a 360-day year consisting of 30-day months.

Pool Outstanding Receivables Balance (as of the end of the applicable Collection Period)

Recompute as the product of:

(i) the quotient of

(a)   the difference between the “Original Purchased Amount” field from the System Screenshot and the sum of the payments through the Cutoff Date in the Statement Information (“Actual Payments”) and

(b)   RTR Ratio, and

(ii)  the difference between one (1) and the “Syndication Percentage” field from the System Screenshot information

Attribute	Source Documents / Instructions

RTR Ratio	“Original Factor Rate” field from the System Screenshot

State	“State” field from the System Screenshot

Estimated Paid Off Date (at origination)	“Maturity Date” field from the System Screenshot

Expected Collection Period	“Target Term” field from the System Screenshot

Expected Remaining Term	Recompute as the number of months between the Estimated Paid Off Date (at origination) and the Cutoff Date

Material Modification Flag (as of the end of the applicable Collection Period) (Y/N)	“Settlements” field from the System Screenshot

Performance Ratio

If the number of business days between the Advance Date and the Cutoff Date is less than or equal to ten (10) days, consider the Performance Ratio to be 100%. Otherwise, recompute as the Actual Payments divided by Expected Payments, which is recomputed as the product of:

i.   the “Contractual Payment Amount” field from the System Screenshot, and

ii.  the number of payments recomputed as:

(a)   If “Payment Frequency” field from the System Screenshot is equal to “Weekly”, the number of whole weeks starting from five (5) business days after the “Funding Date” field from the System Screenshot to the Cutoff Date, plus one (1); or

(b)   If “Payment Frequency” field from the System Screenshot is equal to “Daily”, the number of business days starting from two (2) business days after the “Funding Date” field from the System Screenshot to the Cutoff Date

Attribute	Source Documents / Instructions

Days Past Due Status (as of the end of the applicable Collection Period)

If the “Payment Frequency” field from the System Screenshot is equal to “Weekly,” consider the following:

i.   If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii.  If Missed Payment Factor is less than four (4), consider Days Past Due Status to be “1-30”;

iii.   If Missed Payment Factor is greater than or equal to 4 but less than or equal to eight (8), consider Days Past Due Status to be “31-60”; and,

iv.   If Missed Payment Factor is greater than eight (8), consider Days Past Due Status to be “61+.”

If the “Payment Frequency” field from the System Screenshot is equal to “Daily,” consider the Days Past Due Status as follows:

i.   If Missed Payment Factor equals to zero (0), consider Days Past Due Status to be “Current”;

ii.  If Missed Payment Factor is less than 22, consider Days Past Due Status to be “1-30”;

iii.   If Missed Payment Factor is greater than or equal to 22 but less than or equal to 44, consider Days Past Due Status to be “31-60”; and,

iv.   If Missed Payment Factor is greater than 44, consider Days Past Due Status to be “61+.”

Missed Payment Factor	Recompute as i. the difference between (i) Expected Payments and (ii) Actual Payments, divided by ii. the “Contractual Payment Amount” field from the System Screenshot

Past Due Amount	Recompute as the product of the “Contractual Payment Amount” field from the System Screenshot and the Missed Payment Factor

Deal Type	“Deal Type” field from the System Screenshot

Risk Tier	“Risk Grade Score” field from the System Screen and the Risk Tier Conversion

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California

April 22, 2026

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number	Selected Receivable Number	Receivable Number
1	1204466	51	1201610	101	1182178	151	1204354
2	1205824	52	1200875	102	1205852	152	1201246
3	1185272	53	1196262	103	1204998	153	1202240
4	1195422	54	1205670	104	1193574	154	1198866
5	1192510	55	1185209	105	1189927	155	1191873
6	1191278	56	1189045	106	1206013	156	1204074
7	1193560	57	1190711	107	1185601	157	1204508
8	1206727	58	1207035	108	1204368	158	1192307
9	1197648	59	1197270	109	1189577	159	1190109
10	1204893	60	1183480	110	1186056	160	1183746
11	1205663	61	1205117	111	1191992	161	1185475
12	1202296	62	1205817	112	1188457	162	1187134
13	1186987	63	1204081	113	1189521	163	1187862
14	1202506	64	1204270	114	1194806	164	1190116
15	1189066	65	1196045	115	1192755	165	1203402
16	1202863	66	1201848	116	1206118	166	1185818
17	1200630	67	1201617	117	1203297	167	1188436
18	1192531	68	1197662	118	1204921	168	1201792
19	1193287	69	1188667	119	1185664	169	1190039
20	1192671	70	1191712	120	1193938	170	1039525
21	1193476	71	1193875	121	1194274	171	1202947
22	1186084	72	1194708	122	1189157	172	1202912
23	1185678	73	1189906	123	1196682	173	1141074
24	1183928	74	1191411	124	1198593	174	1145106
25	1189570	75	1188744	125	1192027	175	1177922
26	1200826	76	1188415	126	1201043	176	1181044
27	1186721	77	1185720	127	1191124	177	1070584
28	1205292	78	1184264	128	1201183	178	1182171
29	1204942	79	1188898	129	1205194	179	1188065
30	1198432	80	1193770	130	1203661	180	1135292
31	1206370	81	1184586	131	1196703	181	1072411
32	1200672	82	1195534	132	1191971	182	1139030
33	1198915	83	1188086	133	1204620	183	1089442
34	1197802	84	1187274	134	1204438	184	1124477
35	1191047	85	1182717	135	1187701	185	1093341
36	1191236	86	1201708	136	1183529	186	1142782
37	1190130	87	1189780	137	1198411	187	1131106
38	1188373	88	1189598	138	1187015	188	1105934
39	1188044	89	1186021	139	1188163	189	1136181
40	1186819	90	1189997	140	1189115	190	1140556
41	1184894	91	1187624	141	1188604	191	1133612
42	1200994	92	1198635	142	1184208	192	1126997
43	1188646	93	1204949	143	1205726	193	1076877
44	1185783	94	1204011	144	1192342	194	1100005
45	1183424	95	1203101	145	1206069	195	1086250
46	1204291	96	1190081	146	1204900	196	1072201
47	1182255	97	1198943	147	1199986	197	1100145
48	1190032	98	1190956	148	1195807	198	1074091
49	1187792	99	1186679	149	1184565	199	1087258
50	1183221	100	1192783	150	1204963	200	1131533

Exhibit B

Risk Tier Conversion

New		Renewal
V7 Risk Grade	Risk Tier	Composite Score V2	Risk Tier
1	5	1	5
2	5	2	5
3	5	3	5
4	4	4	5
5	4	5	5
6	4	6	5
7	3	7	5
8	3	8	5
9	2	9	5
10	1	10	5
11	1	11	5
12	1	12	5
		13	5
		14	5
		15	5
		16	5
		17	4
		18	4
		19	4
		20	3
		21	3
		22	2
		23	2
		24	2
		25	2
		26	1
		27	1
		28	1
		29	1
		30	1
		31	1